Commitments and Contingencies - Purchase Obligation Table (Details) - CCL [Member] - Natural Gas Supply, Transportation And Storage Service Agreements [Member] $ in Millions	Dec. 31, 2021 USD ($) [1]
Long-term Purchase Commitment [Line Items]
2022	$ 3.5
2023	2.1
2024	1.6
2025	1.2
2026	1.0
Thereafter	3.6
Total	$ 13.0

[1]	Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread, and pricing of IPM agreements are variable based on global gas market prices less fixed liquefaction fees and certain costs by us. Amounts included are based on estimated forward prices and basis spreads as of December 31, 2021. Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.